Subsequent Events: (Details Text) - USD ($) $ / shares in Units, shares in Millions, $ in Millions	1 Months Ended
	Mar. 31, 2016	Jan. 31, 2016
Subsequent Events Details Text [Abstract]
Summary LMS acquisition	On March 1, 2016, we completed the acquisition of certain wholly-owned mining claims known as the LMS Gold Project (the “Property”), together with certain personal property for US$350,000, pursuant to a Purchase and Sale Agreement with Raven Gold Alaska Inc. (“Raven”), a wholly-owned subsidiary of Corvus Gold Inc.Raven retains a royalty interest with respect to (i) “Precious Metals” produced and recovered from the Property equal to 3% of “Net Smelter Returns” on such metals (the “Precious Metals Royalty”) and (ii) “Base Metals” produced and recovered from the Property equal to 1% of Net Smelter Returns on such metals, provided that we have the option, for a period of 20 years from the date of closing of the acquisition, to buy back a one-third interest (i.e. 1%) in the Precious Metals Royalty at a price of US$ 4 million.
options exercised first week of 2016		2.3
Exercise price per share of options exercised first week of 2016		$ 1.82
Proceeds from options exercised first week of 2016		$ 4.1
Summary proposed private placement	On March 9, 2016, we announced, subject to the approval of the TSXV, a non-brokered private placement with certain arm’s length investors for gross proceeds of up to US $38.0 million (the “Private Placement”). Pursuant to the Private Placement the Company will issue up to 9,500,000 Class A common shares (“Shares”) at a price of US $4.00 per Share.